UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)

1600 Utica Avenue South, Suite 700

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2005, Buffalo Wild Wings, Inc. issued a press release announcing its 2004 fourth quarter and year-end financial results and that the Company will host a conference call on February 10, 2005 at 5:00 p.m. ET. Attached hereto as Exhibits 99.1 and 99.2 and incorporated in this Report as if fully set forth herein are the full text of the press release and the script of the conference, respectively.

The information contained in this Current Report on Form 8-K and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated February 10, 2005

99.2	Script for Conference Call

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005

BUFFALO WILD WINGS, INC.

By	/s/ James M. Schmidt
James M. Schmidt, Senior Vice
President, General Counsel and Secretary

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 10, 2005	000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated February 10, 2005

99.2	Script of Conference Call

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